

# SIDOTI & COMPANY, LLC
# 15TH ANNUAL EMERGING GROWTH INSTITUTIONAL INVESTOR FORUM

SELECTIVE INSURANCE GROUP, INC.
MARCH 22, 2011

– SELECTIVE INSURANCE GROUP, INC. –



# FINANCIAL STRENGTH

DALE THATCHER
CHIEF FINANCIAL OFFICER

# Forward Looking Statement

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

# Who We Are

- 22-state super-regional
- 2010: $1.4B NPW
  - 82% commercial lines
  - 18% personal lines
- High tech, high touch business model
- Partner of choice – 980 independent agents
- Focus on enterprise risk management
- Rated A+ by A.M. Best for 49 years


MN
WI
MI
MI
IA
IL
IN
OH
MO
KY
TN
NY
MA
CT
RI
PA
NJ
DE
MD
VA
NC
SC
GA

SELECTIVE

# Focus on Enterprise Risk Management

- Historically strong capital position
- Business model generates more earnings stability
- Sophisticated underwriting and granular pricing
- Strong reserving practices
- Conservative reinsurance
- Deep investment management talent

# More Earnings Stability


Combined Ratio – SIGI vs. Industry
125
120
115
110
105
100
95
90
SIGI (STD. DEV 4.3)
Industry (STD. DEV 6.7)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: A.M. Best, III

# More Earnings Stability


Combined Ratio – SIGI vs. National Peers
125
120
115
110
105
100
95
90
SIGI (STD. DEV 4.3)
National Peers (STD. DEV 9.8)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: SNL Financial

Note: National Peers include CNA, CB, HIG, TRV and WRB

# More Earnings Stability



Combined Ratio – SIGI vs. Regional Peers
125
120
115
110
105
100
95
90
SIGI (STD. DEV 4.3)
Regional Peers (STD. DEV 5.1)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: SNL Financial

Note: Regional Peers include CINF, THG, HGIC, STFC and UFCS

# Adverse/ (Favorable) Points of Calendar Year Development



8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010*
U.S. P&C Industry
SIGI

Source: AM Best
*SIGI and Industry data as of 9/30/10

# Premium-to-Surplus



SIGI
P&C
1.9X
1.7X
1.5X
1.3X
1.1X
0.9X
0.7X
0.5X
1.7
1.0
1.8
1.1
1.9
1.3
1.8
1.2
1.7
1.1
1.6
1.0
1.5
0.9
1.5
0.9
1.7
1.0
1.5
0.8
1.3
0.8
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010*

1 point of Combined Ratio = 1 point of ROE

Note: Industry data as of 9/30/10

# High Quality Investment Portfolio

- Outsourcing provides access to broader market expertise
- Reallocation of risk for better risk adjusted returns
- Average "AA" bond quality
- Approximately 3.5 year average duration, including short-term & cash
- Equities and alternative investments 5% of invested assets

$3.9B Invested Assets
December 31, 2010



Bonds 90.6%
Equities 1.8%
Alternative Investments 3.5%
Short-Term 4.1%

# Diversified Municipal Portfolio

- $1.4 billion portfolio
- AA rated
- 33% of portfolio matures within 3 years
- Diversified among 293 issuers
- NY, CA, NJ, IL represent $34M or 2.3% of portfolio

Repayment Source
December 31, 2010


GO-State
9%
TX-PSF
3%
GO-Local
25%
Revenue
63%

# Interest Rate Impact

- Laddered maturity schedule
- Differential between roll off rates and new money rates
  - 2011: (1.4)%
  - 2012: (0.9)%
- Impact to net investment income
  - 2011: ($2.3M)
  - 2012: ($6.3M)



Fixed Income Maturity Schedule
20%
15%
10%
5%
0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021+

30 bps of Yield = 1 point of ROE

# Long-Term Shareholder Value Creation



Book Value
Dividends
Per Share
$20
$16
$12
$8
$0.30
$11.58
$0.30
$12.26
$0.31
$13.74
$0.35
$15.79
$0.40
$17.34
$0.44
$18.81
$0.49
$19.81
$0.52
$16.84
$0.52
$18.83
$0.52
$19.95
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
10 Year Internal Rate of Return=8.1%

Current Dividend Yield: 3.1%

– SELECTIVE INSURANCE GROUP, INC. –



# PREPARED FOR TOMORROW

GREG MURPHY
CHAIRMAN, PRESIDENT & CEO

# Selective's Commercial Lines Renewal Pricing Success


4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-0.8%
0.6%
1.5%
2.7%
3.4%
3.3%
2.8%
2.8%
2.7%
2.8%
Selective
CLIPS
Advisen ADVx
CIAB
MarketScout
1Q:09
2Q:09
3Q:09
4Q:09
1Q:10
2Q:10
3Q:10
4Q:10
Jan: 11
Feb: 11

7 consecutive quarters of positive price

# Why Are We Successful?

- Agency relationships
- Field model
- Sophisticated underwriting tools and granular pricing
  - Aggregate quality score by account
  - Targeted pricing
  - Agency profitability
  - Segment performance
  - Hazard grade
  - System calculated pure price change
- The courage to walk away



# Mix of Business

## $1.4B Direct Premium Written


Middle Market
$820M (57%)
Personal Lines
$260M (18%)
Small Business
$360M (25%)

# Middle Market


Middle Market
$820M (57%)

- Agency relationships are key
- Agents act as risk manager for insureds
- Field underwriting and claims model
- Safety Management

# Field Model

- Local knowledge of insureds
- Full claims/underwriting authority
- Supported by sophisticated underwriting tools
- Safety management services lowers frequency and increases retention


Agency Management Specialists
Claims Management Specialists
Safety Management Specialists
Field Sales Specialists

**Over 300 Field Personnel**

SELECTIVE®

# Agency Focus

- 980 Agents
  - 2,000 Storefronts
- Number 1, 2 or 3 in 60% of agencies appointed for 5 or more years
- Ease of doing business
- Online agency marketing portal



Number of Agents
1,000
950
900
850
800
750
700
650
600
2006
2007
2008
2009
2010

# Middle Market Product Expansion

- Added 20 new and enhanced products in 2009
- Introduced another 11 in 2010
- New products
  - Aging Services, Identity Theft, Cyber Security, Technology
- Enhanced products
  - Resort Endorsement, Contractors GL, Property Coverage for Municipalities

# Small Business

- Less price sensitive
- Better profitability
- Stronger retention
- Straight through processing


Small Business
$360M
(25%)

# Small Business Growth



Average DPW/Day
$ thousands
300
250
200
150
100
2005
2006
2007
2008
2009
2010
CAGR = 12.3%

# Small Business Product Expansion



2010
Auto Serv WC, Summit Contractors, BR Exp
Mfg WC, Contractors WC Exp
Auto Serv CPP
Golf CPP and Summit LRO
Manufacturing CPP Expanded
Manufacturing CPP
Light Manufacturing
Civic Organizations
Builders Risk
Expanded Special Contractors & Merchants PRO BOP
Special Contractors
Merchants PRO BOP
2000

# Personal Lines

- Smoothes performance over the long-term
- Significant source of agent revenue
- Improving mix of business and ability to get rate



Personal Lines $260M (18%)

# Personal Lines Rate Success



Potential Premium
Blended In-force Rate
$ in Millions
Rate
16
14
12
10
8
6
4
2
0
8%
7%
6%
5%
4%
3%
2%
1%
0%
2.4%
7.1%
3.1%
6.3%
5.8%
2007
2008
2009
2010
2011E

| New Business DPW | $39 | $43 | $55 | $62 |
|---|---|---|---|---|

# Driving Down Cost of Goods Sold

- Litigation management
- Vendor optimization
- More integrated outcomes in resolution of claims
- Claims strengthens Selective brand

3 point reduction in loss costs over 3 years

# Customer Focus to Improve Retention

- Continue to build relationships with end customers
- 24/7 online access for customer service needs
- Improving customer experience through high frequency touch points
- Online interactive safety training resources
- Safety management strengthens Selective brand

SELECTIVE®

Response is everything.

# 2011 Guidance

- Statutory and GAAP combined ratio of 101-102%
- 2 points of catastrophe losses
- 55 million weighted average shares outstanding

Expect to continue to drive positive personal and commercial rate in 2011



**SIDOTI & COMPANY, LLC**
**15TH ANNUAL EMERGING GROWTH INSTITUTIONAL INVESTOR FORUM**

SELECTIVE INSURANCE GROUP, INC.
MARCH 22, 2011